COLUMBIA FUNDS SERIES TRUST I

Columbia Conservative High Yield Fund

(the “Fund”)

Supplement dated November 9, 2009 to the

Class Y shares Prospectus dated July 15, 2009

Paragraphs four and five in the section of the Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different issuers, industry sectors and maturities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

Shareholders should retain this Supplement for future reference.

INT-47/27123-1109